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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/   Definitive Proxy Statement
/X/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Rule ss. 240.14a-12

                              LIBERTY BANCORP, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                              LIBERTY BANCORP, INC.

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                                  PRESS RELEASE
                                  -------------


      Liberty Bancorp Receives ISS Amended Voting Recommendations for its Annual Meeting; ISS now recommends Liberty's Stockholders Vote "FOR"
                    Omnibus Stock Plan and Director Nominees


Liberty, Missouri (January 26, 2007) - Liberty Bancorp, Inc. (NASDAQ: LBCP) announced today that Institutional Shareholder Services ("ISS"), the world's leading, independent proxy advisory firm, had issued revised voting recommendations in connection with Liberty Bancorp's annual meeting of stockholders scheduled to be held on Monday February 5, 2007. ISS now is recommending that Liberty Bancorp's stockholders vote "FOR" the approval of the company's omnibus stock option plan and its two nominees for director, Messrs. Sevier and Brant, both of whom are continuing directors.

ISS issued a Proxy Alert on January 23, 2007, revising its original voting analysis dated January 17, 2007, after considering additional public information contained in previously existing company filings to permit the proper calculation of the company's burn rate for its existing stock plans and a Form 8-K issued to clarify the independent status of the director nominees.

"We are pleased that ISS now is recommending that Liberty Bancorp's stockholders vote to approve the 2007 omnibus stock plan and to elect our two independent and highly qualified nominees for director, said Brent M. Giles, President and Chief Executive Officer of Liberty Bancorp, Inc. "We hope that any stockholder previously relying on the original ISS recommendation will reconsider their vote and submit a revised proxy to correctly reflect the voting recommendation of ISS."

Liberty Bancorp, Inc., through its subsidiary, BankLiberty, offers banking and related financial services to both individual and commercial customers. The Bank is headquartered in Liberty, Missouri with branches in Kansas City, Plattsburg, Platte City and Independence.

Contact:

        Liberty Bancorp, Inc.
        Brent M. Giles, 816-781-4822
        President and Chief Executive Officer